A Phase 1, First-in-Human, Open-Label, Dose Escalation Study of MGD013, a Bispecific DART® Molecule Binding PD-1 and LAG-3 in Patients with Unresectable or Metastatic Neoplasms

Jason J. Luke,[1] Manish R. Patel,[2] Erika Hamilton,[3] Bartosz Chmielowski,[4] Susanna Ulahannan,[5] Hedy Kindler,[6] Shakeela Bahadur,[7] Philip Clingan,[8] Girish Mallesara,[9] Andrew Weickhardt,[10] Scott Currence,[11] Linzhi Xu,[11] Sanjeev Kaul,[12] Francine Chen,[11] Paul A. Moore,[11] Ezio Bonvini,[11] Bradley J. Sumrow,[11] George Blumenschein[13]

[1]UPMC Hillman Cancer Center, Pittsburgh, PA; [2]Florida Cancer Specialists/Sarah Cannon Research Institute, Sarasota, FL; [3]Sarah Cannon Research Institute/Tennessee Oncology, Nashville, TN; [4]Division of Hematology & Medical Oncology, Jonsson Comprehensive Cancer Center, University of California Los Angeles, Los Angeles, CA; [5]SCRI Nashville/OUHSC Oklahoma City, Oklahoma City, OK; [6]Division of Hematology/Oncology, Department of Medicine, University of Chicago, Chicago, IL; [7]Banner MD Anderson Cancer Center, Gilbert, AZ; [8]Southern Medical Day Care Centre, Wollongong, NSW, Australia; [9]Calvary Mater Newcastle Hospital, Waratah, NSW, Australia; [10]Austin Health, Olivia Newton-John Cancer Research Institute, Heidelberg, Victoria, Australia; [11]MacroGenics, Inc., Rockville, MD; [12]Bio-ClinPharm Consulting, LLC. Cranbury, NJ; [13]Department of Thoracic Head & Neck Medical Oncology, Division of Cancer Medicine, MD Anderson Cancer Center, Houston, TX.

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Presenter Disclosure Information

Jason J. Luke, MD, FACP

- Data and Safety Monitoring Board: TTC Oncology
- Scientific Advisory Board: 7 Hills, Actym, Alphamab Oncology, Kanaph, Mavu (now part of AbbVie), Onc.AI, Pyxis, Springbank, Tempest
- Consultancy: Abbvie, Akrevia, Algios, Array, Astellas, Bayer, Bristol-Myers Squibb, Eisai, EMD Serono, Ideaya, Incyte, Janssen, Merck, Mersana, Novartis, PTx, RefleXion, Regeneron, Silicon, Tesaro, Vividion
- Research Support: (all to institution for clinical trials unless noted) AbbVie, Agios (IIT), Array (IIT), Astellas, Bristol-Myers Squibb, CheckMate (SRA), Compugen, Corvus, EMD Serono, Evelo (SRA), Five Prime, FLX Bio, Genentech, Immatics, Immunocore, Incyte, Leap, MedImmune, MacroGenics, Necktar, Novartis, Palleon (SRA), Merck, Springbank, Tesaro, Tizona, Xencor
- Travel: Akrevia, Bayer, Bristol-Myers Squibb, EMD Serono, Incyte, Janssen, Merck, Mersana, Novartis, Pyxis, RefleXion
- Patents (both provisional): Serial #15/612,657 (Cancer Immunotherapy), PCT/US18/36052 (Microbiome Biomarkers for Anti-PD-1/PD-L1 Responsiveness: Diagnostic, Prognostic and Therapeutic Uses Thereof)

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Rationale for Dual Targeting of PD-1 and LAG-3

- Checkpoint molecules are leveraged by tumors or APCs to evade the immune system
- PD-1 and LAG-3 receptors are expressed on "exhausted" T-cells
  - Interactions with corresponding ligands negates anti-tumor T cell activity
- Synergy of anti-PD-1 + anti-LAG-3 mAbs in animal tumor models
  - Combination trials of anti-PD-1 plus anti-LAG-3 are ongoing
- MGD013, an investigational DART protein, targets PD-1 and LAG-3 with a single molecule
  - Greater synergistic T-cell activation (IFN-γ) with MGD013 compared with combination of individual constituents
- DART bispecific platform:
  - Stable diabody format
  - Multiple configurations & applications

MGD013


anti-PD-1
anti-LAG-3
anti-LAG-3

PD-1 × LAG-3
Tetravalent Bispecific
DART Molecule


LAG-3
PD-1
T cell
MGD013
MHC-II
Cancer cell
PD-L1
Dendritic cell

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MGD013 Phase 1 Trial Design

- **Primary objectives:**
  - Safety, tolerability
  - DLTs, MTD, MAD
  - Alternate dose
- **Secondary objectives:**
  - Pharmacokinetics
  - Immunogenicity
  - Preliminary activity
- **Exploratory PD objectives:**
  - Receptor/ligand expression
  - Serum biomarkers
  - Gene expression profiling



Dose Escalation in Previously Treated Advanced Solid Tumors
Flat Dosing Q2W: Single Patient Cohorts† followed by 3+3 design
1200 mg
800 mg
400 mg
120 mg
30 mg
10 mg†
3 mg†
1 mg†
MTD/MAD/ alternate dose
Separate HCC Escalation: 120 mg → 400 mg → 600 mg 3+3 design[c]
MGD013 Monotherapy Cohort Expansion[a] (600 mg Q2W)
Ovarian
TNBC
NSCLC
Other Select Advanced Solid/heme Tumors[d]
Combination Cohort Expansion[ab]
HER2+ Solid Tumors
MGD013 (300 or 600 mg) + Margetuximab‡ 15 mg/kg (both Q3W)

DLT = dose-limiting toxicity; MAD = maximum administered dose; MTD = maximum tolerated dose; IHC = immunohistochemistry; Q2W = every 2 weeks. ClinicalTrials.gov identifier: NCT03219268. ‡ Margetuximab is an investigational Fc-optimized mAb targeting HER2. [a] Monotherapy and combination expansion cohorts are ongoing. [b] Combination cohort involved a one-step dose escalation followed by expansion. [c] Separate hepatocellular carcinoma (HCC) 3+3 dose escalation initiated after corresponding dose levels cleared in primary Dose Escalation. [d] Other expansion cohorts enrolling patients with SCCHN, SCLC, HCC, cholangiocarcinoma, cervical cancer, gastric/gastroesophageal junction carcinoma, and DLBCL. Data cutoff: April 25, 2020.

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Baseline Demographics Monotherapy Combination Dose Escalation Cohort Expansion Cohort Expansion 1 -1200 mg Q2W 600 mg Q2W MGD013 + Margetuximab (n=53) (n=205) (n=21) Median age (range), years 64 (24, 84) 60 (27, 84) 62 (29, 83) Gender, n (%) Male 32 (60.4) 74 (36.1) 7 (33.3) Female 21 (39.6) 131 (63.9) 14 (66.7) ECOG PS, n (%) 0 22 (41.5) 60 (29.3) 12 (57.1) 1 31 (58.5) 145 (70.7) 9 (42.9) Median prior lines of therapy 2 (1, 9) 2 (1, 9)a 2 (1, 7) (range) Prior Checkpoint Inhibitor Yes 23 (43.4) 55 (26.8) 1 (4.8) No 30 (56.6) 139 (67.8) 20 (95.2) a Monotherapy Cohort Expansion median prior lines of therapy derived from n=200 patients (5 patients without this information available). Data cutoff: April, 25, 2020. Jason J. Luke, MD, FACP @jasonlukemd 5

Pharmacokinetics and Receptor Occupancy Linear PK (400-1200 mg dose range) and sustained receptor occupancy (≥120 mg) Pharmacokinetics (1-1200 mg) Receptor (PD-1) Occupancy (120 mg Q2W) 100 80 60 CD4 40 20 CD4 Occupancy (% ) 0 1 15 29 43 57 71 85 99 113 Days 100 80 60 40 CD8 20 CD8 Occupancy (% ) 0 Estimated t = 274 hours (~11 days) 1 15 29 43 57 71 85 99 113 1/2 Days pembro ctrough = published serum trough concentration of pembrolizumab at 2 mg/kg Q3W (23.6 μg/mL) [CDER, KEYTRUDA (pembrolizumab) Clinical Pharmacology and Biopharmaceutics Review(s). 2014] Jason J. Luke, MD, FACP @jasonlukemd 6

MGD013 Dose Escalation: Results Best % Reduction of Target Lesions * Immune-Related Adverse Events of Special Interest (AESIs) RECIST Evaluable Population (n=42)* No. (%) of Patients All Grades > Grade 3 (N=53) (N=53) Rash 7 (13.2) 1 (1.9) Hypothyroidism 6 (11.3) 0 Immune-mediated hepatitis 2 (3.8) 2 (3.8) : Previous Checkpoint Inhibitor Pancreatitis 1 (1.9) 1 (1.9) Colitis 1 (1.9) 1 (1.9) Adrenal insufficiency 1 (1.9) 1 (1.9) Hyperthyroidism 1 (1.9) 0 * Based on patients with baseline and post-treatment tumor measurements. Data cutoff: April, 25, 2020 • Well-tolerated with manageable irAEs • Safety consistent with anti-PD-(L)1 toxicity profile Confirmed Partial Responses (n=1, each): • TNBC (10 mg) • MTD not exceeded or defined at up to 1200 mg Q2W • Mesothelioma (800 mg) • Dose limiting toxicities: Refractory to anti-PD-1 treatment • Gastric Cancer (1200 mg) • Immune-mediated hepatitis (1200 mg – primary dose escalation); resolved without sequelae • 18 patients with SD as best overall response (DCR = 48.8%) • Lipase increase with radiographic evidence of pancreatitis (600 mg – HCC escalation); dose level subsequently cleared Jason J. Luke, MD, FACP @jasonlukemd 7

MGD013 Monotherapy Cohort Expansion: Safety No. (%) of Patients All Grades > Grade 3 Overall AE Totals (N=205) (N=205) AE (irrespective of causality) 178 (86.8) 86 (42.0) Treatment-related AE 118 (57.6) 37 (18.0)a SAE (irrespective of causality) 63 (30.7) 47 (22.9) Treatment-related SAE 18 (8.8) 11 (5.4) AE leading to discontinuation 18 (8.8) 16 (7.8) AESIs in ≥ 2 Patients Rash 17 (8.3) 6 (2.9) Hypothyroidism 16 (7.8) 0 (0.0) IRR or CRS 13 (6.3) 5 (2.4) Diarrhoea 11 (5.4) 1 (0.5) Lipase increased 11 (5.4) 7 (3.4) Hyperthyroidism 10 (4.9) 1 (0.5) Arthralgia 9 (4.4) 0 (0.0) Pneumonitis 4 (2.0) 1 (0.5) Myalgia 4 (2.0) 0 (0.0) Peripheral neuropathy 3 (1.5) 1 (0.5) Hepatitis 3 (1.5) 2 (1.0) Adrenal insufficiency 2 (1.0) 0 (0.0) * Includes MedDRA Preferred Terms of Rash and Maculopapular Rash. ** Includes MedDRA Preferred Terms of Pruritus and Generalized Pruritus. a Grade 4 drug-related AEs include: lipase increased (n=3), neutrophil count decreased, and IRR (n=1, each). No Grade 5 TRAEs have been reported. AESI = adverse events of special interest. Data cutoff: April, 25, 2020. Jason J. Luke, MD, FACP @jasonlukemd 8

MGD013 Monotherapy Cohort Expansion: Activity Anti-tumor activity observed in multiple tumor types Triple-negative Breast Cancer Epithelial Ovarian Cancer Non-small Cell Lung Cancer TNBC EOC NSCLC, CPI-Naïve NSCLC, post-PD-1 Evaluable Patients 23 23 14 15 ORR (Confirmed) 4.3% (1/23) 8.7% (2/23) 14.3% (2/14) 0% (0/15) ORR (Confirmed + Unconfirmed) 17.4% (4/23) 8.7% (2/23) 21.4% (3/14) 13.3% (2/15) SD 34.8% (8/23) 43.5% (10/23) 50.0% (7/14) 53.3% (8/15) DCR 39.1% (9/23) 52.2% (12/23) 64.3% (9/14) 53.3% (8/15) Data cutoff: April, 25, 2020 Jason J. Luke, MD, FACP @jasonlukemd 9

Complete Response after Single MGD013 Administration

27-year-old male with DLBCL progressive disease after CAR-T cell therapy

- Relapsed subsequent to DA-R-EPOCH and JCAR017
- Pre-treatment biopsy: High levels of LAG-3 & PD-L1
- Received MGD013, 600 mg x 1
- Admitted on Day 11 for management of Grade 2 CRS
- CR on Day 24 (per Lugano classification)
- No evidence of CAR-T in circulation
- Allogeneic SCT performed
- Currently in remission:
    - 11 months post-MGD013
    - 9 months post-transplant

PD-1/LAG-3 Co-expression


PD-1
LAG3
DAPI

↓ PD-1 (magenta) and LAG-3 (green) co-localized staining


Screening
MGD013
Complete Response - Day 24

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Objective Responses Associated with LAG-3 Expression Inflammatory interferon-γ signature elevated in patients with clinical response Retrospective IHC Analyses Transcript Profiling (Baseline Tumor Biopsy) 30 30 LAG-3 vs PD-1 IFN-γ Gene Signature 20 PD SD PR 20 10 NSCLC P-NSCLC 10 LAG-3 Expression 0 Ovarian PD SD PR LAG-3 Score TNBC LAG-3 neg 0 BOR Individual patients ordered LAG-3 high to low PR SD 100 PD PD SD PR Unknown 75 50 PD SD PR 25 PD-L1 TPS/CPS PD-L1 negative Objective responses associated with high baseline LAG-3/PD-1 0 expression and IFN-γ gene signature (CXCL9, CXCL10, CXC11, STAT1) Individual patients ordered PD-L1 high to low Archival biopsies from TNBC, EOC, and NSCLC expansion cohorts analyzed for LAG-3 (N=46) or PD-L1 (N = 45) by IHC. LAG-3 score was determined by calculating mean value of LAG-3+ cells per 40x field across 5 LAG-3+ hot spots (Chen et al., e15086 ASCO 2020). PD-L1 expression was determined per Agilent PD-L1 (22C3) pharmDx kit; TPS (NSCLC) was The NanoString PanCancer IO 360™ assay was used to interrogate gene expression, including the abundance of 14 calculated as per interpretation manual and CPS (EOC, TNBC) calculated as follows: number of PD-L1 + cells (tumor and immune cell types and 32 immuno-oncology signatures from archival biopsies from EOC (N= 14) NSCLC (N= 25) and immune)/total number of viable tumor cells x 100. CPS <1 or TPS <1% was considered negative. TNBC (N=13 ) expansion cohorts Jason J. Luke, MD, FACP @jasonlukemd 11

Can Tumors Be Made More Responsive to PD-1 × LAG-3 Intervention?

Enhancing effector-cell activation via Fc-engineered mAb

Margetuximab

Investigational Fc-engineered anti-HER2 mAb



- Same anti-HER2 properties as trastuzumab
- Enhanced Fc-mediated effector function[a]
- Superior PFS to trastuzumab in clinical study
  - SOPHIA: Head-to-head Phase 3 study in mBC[b]
- Anti-tumor activity in advanced gastric cancer
  - In combination with anti-PD-1[c]

Margetuximab Enhances LAG-3 Expression by NK Cells



LAG-3
0.59
53.4
5.60
Control Ab
Margetuximab
Trastuzumab

Human PBMC (Donor # 859) + N87 (HER2+) gastric cancer cells; E:T = 10:1; (IL-2, 20 U/mL)
Control Ab 50ng/mL, margetuximab/trastuzumab, 5ng/mL;. FACS analyses (72h) on $CD3^-CD56^+$-gated NK cells

[a] Nordstrom, et al., 2011 *Breast Cancer Research*, 13: R123
[b] Rugo, et al., *ASCO 2019*, Chicago, IL
[c] Catenacci, et al., ASCO GI 2019, San Francisco, CA | Catenacci et al. 2020 *Lancet Oncology*, in press

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Fc-engineered mAb plus PD-1 x LAG-3 DART: Combinatorial Biology PD-1 x LAG-3 (MGD013) Enhances Lytic Fc-engineered Margetuximab Activity of Immune Cells Primed by Up-regulates LAG-3/PD-L1 Expression Fc-engineered mAb (Margetuximab) NK Monocyte CD4 T CD8 T ADCC NK-cell Killing LAG-3 100 100 (-) 80 80 MGD013 PD-1 60 60 Live cellLive (%) 40 40 20 20 PD-L1 0 0 Control Ab Marge Control Ab Marge Control Ab Marge Control Ab Marge Upregulation of LAG-3 and PD-L1 on NK, monocytes and T cells ADCC (target: margetuximab opsonized N87, E:T=10) and NK-cell killing (target: K562, E:T=10) mediated by immune cells activated for 6 days by margetuximab +/- MGD013 in Human PBMC (Donor # 731) + N87 (HER2+) gastric cancer cells; E:T = 15:1 +/- margetuximab (no supplementary IL-2) the presence of N87 tumor cells. Jason J. Luke, MD, FACP @jasonlukemd 13

Fc-engineered αHER2 *plus* PD-1 × LAG-3 DART (Margetuximab *plus* MGD013)

Preliminary results in patients with relapsed/refractory HER2+ solid tumors



Change from Baseline
80
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
PD
PD
PD
PD
PD
SD
SD
cPR
PD#
uPR
cPR
cPR
uCR
cPR
Breast cancer
Colorectal Cancer (MSS)
Gastroesophageal junction carcinoma (MSS)
Esophageal adenocarcinoma
Cholangiocarcinoma
Urethral carcinoma
MGD013 300 mg + margetuximab 15 mg/kg Q3W
MGD013 600 mg + margetuximab 15 mg/kg Q3W
* Ongoing
Change in Target Lesions from Baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
10
20
30
40
50
Weeks Since Treatment Initiation
First new lesion
Treatment ongoing

GEJ pt with apparent pseudo-progression (PD per RECIST), now with 37.5% reduction in target lesions (iPR per iRECIST).

- ORR = 42.9% (6/14 evaluable pts)
  - Includes unconfirmed objective responses
- Well-tolerated
  - Responding patients remain on therapy

Baseline PD-L1 & LAG-3 in # of Responding Patients (N = 6)

PD-L1 CPS:	< 1	1	TBD
N	4	1	1

LAG-3 Score:	< 5	5-15	TBD/NE
N	3	1	2

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Durable Response in Patient Receiving MGD013 *plus* Margetuximab

Resolution of chest wall disease with confirmed PR of overall tumor burden

Metastatic HER2+ breast cancer in 67-year-old female

- **Previously progressed on**:
  - 1L pertuzumab/trastuzumab/anastrozole
  - 2L TDM1/anastrozole
  - 3L TDM1

Baseline tumor burden:

- Right breast, liver and lymph nodes
  - PD-L1 CPS: <1; LAG-3 score: 0.8
- Patient remains on treatment in Cycle 15 with improved clinical status and ongoing partial response
  - 1st tumor assessment: -46%
  - 2nd tumor assessment: -61%
  - 3rd tumor assessment: -65%
  - 4th tumor assessment: -66%

Baseline



Day 15†



Day 28†



Day 70



Day 295



<u>Note</u>: Images correspond to the patient's right chest wall

† Day 15 and Day 28 images obtained after one dose of the combination

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MGD013 (PD-1 × LAG-3 DART Molecule): Conclusions First-in-class bispecific checkpoint inhibitor • Designed to independently or coordinately block PD-1 and LAG-3 • Well tolerated at doses up to 1200 mg Q2W • RP2D: 600 mg Q2W or Q3W • Safety profile consistent with anti-PD-1 monotherapy Encouraging monotherapy activity in multiple tumor types • Baseline LAG-3 expression & IFN-γ signature associated with objective response Compelling preliminary combinatorial activity with margetuximab (Fc-engineered mAb) • >40% ORR observed in low PD-L1-expressing, relapsed/refractory HER2+ tumors • Compares favorably to low historical response rates to anti-HER2 ± CPI Evaluation of MGD013 as monotherapy and in combination with Fc-engineered mAbs (incl. margetuximab) is ongoing Jason J. Luke, MD, FACP @jasonlukemd 16

Investigators

Australia
Philip Clingan
Anthony Joshua
Girish Mallesara
Andrew Weickhardt

Bulgaria
Nadezhda Miteva
Krasimir Nikolov
Krasimir Oreshkov

Poland
Monika Dlugosz-Danecka
Iwona Lugowska
Rodryg Ramlau
Monika Tomaszewska-Kiecana
Lucjan Wyrwicz

Spain
Analia Azaro Pedrazzoli
Javier Cortes Castan
Maria Jose De Miguel Luken

Thailand
Chaiyut Charoentum
Arunee Dechapunkul
Virote Sriuranpong

Ukraine
Igor Bondarenko
Yevhen Hotko
Anna Kryzhanivska
Andriy Kurochkin
Halyna Pylypenko
Serhii Shevnia

United States of America
Charu Aggarwal
Shakeela Bahadur
George Blumenschein
Bartosz Chmielowski
Anthony El-Khoueiry
Lipika Goyal
Erika Hamilton
Hedy Kindler
Jason Luke
Robin Norris
Manish Patel
Cesar Santa-Maria
Susanna Ulahannan
Jie Wang

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Acknowledgments Thank you to the patients and their families who participated or continue to participate in this study. Jason J. Luke, MD, FACP @jasonlukemd 18